Company Registration No. 198904152R Renaissance Holdings LLC Combined Group Condensed Interim Financial Statements For the nine months ended 30 September 2024

Renaissance Holdings LLC Combined Group Page Condensed Interim Combined Statement of Comprehensive Income 1 Condensed Interim Combined Statement of Financial Position 2 Condensed Interim Combined Statement of Changes in Equity 3 Condensed Interim Combined Statement of Cash Flows 4 Notes to the Condensed Interim Combined Financial Statements 5

Renaissance Holdings LLC Combined Group See accompanying notes to the condensed interim combined financial statements. - 1 - Condensed Interim Combined Statement of Comprehensive Income For the nine months ended 30 September 2024 Note 3Q 2024 $ Revenue 6 71,090,211 Voyage expenses 7 (21,912,329) Commission expenses (3,192,883) Net voyage revenue 45,984,999 Depreciation of vessels and equipment 13 (11,200,258) Vessel operating expenses 8 (25,600,932) General and administrative expenses 9 (4,560,011) Operating profit 4,623,798 Finance costs 10 (5,464,192) Other income 11 1,987,160 Profit before tax 1,146,766 Income tax 12 – Profit for the period 1,146,766 Other comprehensive income: Item that may be reclassified subsequently to income statement Movement in hedging reserve (184,305) Other comprehensive loss for the period, net of tax (184,305) Total comprehensive income for the period, net of tax 962,461

Renaissance Holdings LLC Combined Group See accompanying notes to the condensed interim combined financial statements. - 2 - Condensed Interim Combined Statement of Financial Position As at 30 September 2024 Note 30 September 2024 $ Assets Non-current asset: Vessels and equipment 13 204,671,809 Current assets: Cash and cash equivalents 14 47,498 Trade and other receivables 15 4,280,157 Contract assets 6 439,558 Inventories 16 8,472,870 13,240,083 Total assets 217,911,892 Liabilities and Equity Non-current liability: Borrowings 17 91,962,332 Current liabilities: Trade and other payables 18 102,327,281 Borrowings 17 17,123,564 Contract liabilities 6 2,438,736 Other financial liabilities 19 181,528 122,071,109 Total liabilities 214,033,441 Net current liabilities (108,831,026) Equity: Capital contribution 60,020 Retained earnings 3,982,832 Hedging reserves 20 (164,401) Total equity 3,878,451 Total liabilities and equity 217,911,892

Renaissance Holdings LLC Combined Group See accompanying notes to the condensed interim combined financial statements. - 3 - Condensed Interim Combined Statement of Changes in Equity As at 30 September 2024 Capital contribution Retained earnings Hedging reserves Total equity $ $ $ $ At 1 January 2024 60,020 87,436,066 19,904 87,515,990 Profit for the period – 1,146,766 – 1,146,766 Other comprehensive income – – (184,305) (184,305) Dividend – (84,600,000) – (84,600,000) At 30 September 2024 60,020 3,982,832 (164,401) 3,878,451

Renaissance Holdings LLC Combined Group See accompanying notes to the condensed interim combined financial statements. - 4 - Condensed Interim Combined Statement of Cash Flows For the nine months ended 30 September 2024 3Q 2024 $ Operating activities Profit before tax 1,146,766 Non-cash adjustments to reconcile loss before tax to net cash flows: Depreciation 11,200,258 Allowance for estimated credit losses 496,286 Interest expense 5,464,192 Unrealised gain on foreign currency-denominated borrowings (1,987,160) Amortization of prepaid expense 38,438 Adjustments on capitalized drydock 29,167 Working capital adjustments: Trade and other receivables and contract assets 1,642,260 Trade and other payables and contract liabilities 640,676 Inventories (1,717,216) 16,953,667 Interest paid (5,489,822) Settlement of bunker swaps 29,437 Net cash flows generated from operating activities 11,493,282 Investing activities Purchase of equipment (8,929,934) Net cash flows used in investing activities (8,929,934) Financing activities Amount due to shareholder 10,892,536 Repayment of borrowings (14,386,714) Net cash flows used in financing activities (3,494,178) Net decrease in cash and cash equivalents (930,830) Cash and cash equivalents at 1 January 2024 978,328 Cash and cash equivalents at 30 September 2024 (Note 14) 47,498

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 5 - 1. Domicile and activities Renaissance Holdings LLC Combined Group comprises the entities listed below (collectively, the “Combined Group”). The Combined Group is not an existing legal entity for the period presented in these condensed interim combined financial statements (“Combined financial statements”). Name of company Principal activities Country of incorporation Strategic Bulk Carriers (USA) LLC Dry bulk charterer and operator USA SBC Entity LLC Investment holding Marshall Islands SBC Explorer LLC Investment holding Marshall Islands Renaissance Holdings LLC Investment holding Marshall Islands SBC Resolve LLC (formerly known as SBC Encounter LLC*) Investment holding Marshall Islands SBC Endeavor LLC Investment holding Marshall Islands SBC Spirit LLC Investment holding Marshall Islands SBC Vision LLC Investment holding Marshall Islands SBC Alliance Pte. Ltd. Owner of dry bulk cargo Singapore SBC Synergy Pte. Ltd. Owner of dry bulk cargo Singapore SBC Unity Pte. Ltd. Owner of dry bulk cargo Singapore SBC Fortitude Pte. Ltd. Owner of dry bulk cargo Singapore SBC Savannah Pte. Ltd. Owner of dry bulk cargo Singapore SBC Tenacity Pte. Ltd. Owner of dry bulk cargo Singapore SBC Equity Pte. Ltd. Owner of dry bulk cargo Singapore SBC Harmony Pte. Ltd. Owner of dry bulk cargo Singapore SBC Venture Pte. Ltd. Owner of dry bulk cargo Singapore SBC Entity Pte. Ltd. Owner of dry bulk cargo Singapore SBC Explorer Pte. Ltd. Owner of dry bulk cargo Singapore SBC Resolve Pte. Ltd. (formerly known as SBC Encounter Pte. Ltd.*) Owner of dry bulk cargo Singapore SBC Endeavor Pte. Ltd. Owner of dry bulk cargo Singapore SBC Spirit Pte. Ltd. Owner of dry bulk cargo Singapore SBC Vision Pte. Ltd. Owner of dry bulk cargo Singapore RHI Alliance Pte. Ltd. # Owner of dry bulk cargo Singapore RHI Synergy Pte. Ltd. # Owner of dry bulk cargo Singapore RHI Unity Pte. Ltd. # Owner of dry bulk cargo Singapore RHI Fortitude Pte. Ltd. # Owner of dry bulk cargo Singapore RHI Savannah Pte. Ltd. # Owner of dry bulk cargo Singapore RHI Tenacity Pte. Ltd. # Owner of dry bulk cargo Singapore * The name change for SBC Resolve LLC and SBC Resolve Pte. Ltd. took place on 18 July 2024 and 5 August 2024, respectively. # These entities were incorporated on 19 August 2024. These entities are directly or indirectly wholly owned by Strategic Shipping Inc. (the “shareholder”), a limited liability company formed and domiciled in the Republic of Marshall Islands, whose shares are privately held.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 6 - 1. Domicile and activities (continued) During the period, the shareholder underwent a reorganization exercise as explained below to position Renaissance Holdings LLC as the holding company for its dry bulk business to facilitate the disposal to Renaissance Merger Sub LLC, a wholly owned subsidiary of Pangaea Logistics Solutions Ltd.. On 14 August 2024, the ownership of the entities below was transferred from Strategic Shipping Inc. (the “shareholder”) to its wholly owned subsidiary, Renaissance Holdings LLC.  SBC Resolve LLC (formerly known as SBC Encounter LLC)  SBC Endeavor LLC  SBC Spirit LLC  SBC Vision LLC On 14 August 2024, the ownership of the entities below, which were 20% owned by Strategic Bulk Carriers Inc. (a wholly owned subsidiary of the shareholder) and 80% owned by the shareholder, was transferred to Renaissance Holdings LLC.  SBC Entity LLC  SBC Explorer LLC On 19 August 2024, the entities listed below were incorporated and are wholly owned by Renaissance Holdings LLC.  RHI Alliance Pte. Ltd.  RHI Fortitude Pte. Ltd.  RHI Savannah Pte. Ltd.  RHI Synergy Pte. Ltd.  RHI Tenacity Pte. Ltd.  RHI Unity Pte. Ltd. The newly incorporated entities mentioned above are primarily intended to facilitate the reorganization. The condensed interim combined financial statements of Renaissance Holdings LLC Combined Group for the period ended 30 September 2024 were authorised for issue in accordance with a resolution of the shareholder on 15 November 2024. The condensed interim combined financial statements are in compliance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (the “IASB”), except for the exclusion of comparative figures for the prior period required by IAS 1 "presentation of financial statements". The purpose of these condensed interim combined financial statements is to meet the reporting requirements of Rule 3-05 of Regulation S-X of the Securities and Exchange Commission.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 7 - 2. Basis of preparation The principal purpose of the condensed interim combined financial statements is to present the historical operations and performance of the dry bulk business. The condensed interim combined financial statements are intended to provide users with relevant information about how the dry bulk business operated under its parent company and should encompass all pertinent activities, including the cost of running the business and corporate costs that were integral to the business during the period presented. Therefore, the financial statements are presented on a combined basis, including the entities in Note 1 which are under common control by the shareholder since incorporation, and throughout the financial year. The purpose of the condensed interim combined financial statements is to show the combined financial position, financial performance, changes in equity and cash flows of the Combined Group as a single performance unit as at and for the period ended 30 September 2024. The Combined Group was in a net current liabilities position of $108,831,026 as of 30 September 2024. The condensed interim combined financial statements have been prepared on a going concern basis because the shareholder, Strategic Shipping Inc., has agreed to forgive the repayment of the amount due by the entities within the Combined Group to the shareholder, by converting it into equity without being subject to future recall. Please refer to Note 26 for more details. The condensed interim combined financial statements have been prepared on the historical cost basis except as otherwise described in the notes below. Items included in the condensed interim combined financial statements of each of the combining entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The condensed interim combined financial statements is presented in United States dollars (“$” or “USD”) which is the Combined Group’s presentation currency. Comprehensive disclosures related to transactions with related parties are provided in the notes to the financial statements. These disclosures include the nature of the related party relationships, types of transactions, amounts involved, and any other information necessary for an understanding of the financial impact of these transactions on the combined financial statements.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 8 - 3. Basis of combination The condensed interim combined financial statements consist of the condensed interim financial statements of the entities listed in Note 1 for the nine months period ended 30 September 2024 on a combined basis. The condensed interim combined financial statements have been derived from the aggregation of the assets, liabilities, income, expenses and cash flows of Combined Group, and in accordance with the Combined Group’s accounting policies as set out in Note 4, which comply with IFRS. All intra-group transactions and balances have been eliminated on combination when preparing the condensed interim combined financial statements. The expenses of the Combined Group include the recharging of common facilities and services provided by related companies that fall outside the scope of the Combined Group. There are no corporate costs or expenses that have not been allocated to the entities within the Combined Group. 4. Material accounting policy information The accounting policies set out below have been consistently applied by the Combined Group (“Combined Group accounting policies”). 4.1 Changes in accounting policies and disclosures The Combined Group has adopted all the new and revised standards which are effective for annual financial periods beginning on 1 January 2024. The adoption of these standards did not have any material effect on the financial performance or position of the Combined Group. 4.2 Foreign currency translation The Combined Group’s condensed interim combined financial statements are presented in United States dollar. Each entity in the Combined Group determines its own functional currency and items included in the financial statements of each entity are measured using that functional currency. (i) Transactions and balances Transactions in foreign currencies are initially recorded by the entity in the Combined Group at their respective functional currency spot rates at the date these transactions first qualify for recognition. Monetary assets and liabilities denominated in foreign currencies are translated at the functional currency spot rate of exchange at the end of the reporting period. All differences arising on settlement or translation of monetary items are recognised in profit or loss. Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 9 - 4. Material accounting policy information (continued) 4.2 Foreign currency translation (continued) (ii) Group entities On combination, the assets and liabilities of foreign operations are translated into United States dollar at the rate of exchange prevailing at the end of the reporting period and their profit or loss are translated at exchange rates prevailing at the dates of the transactions. The exchange differences arising on translation for combination are recognised in other comprehensive income. 4.3 Vessels and equipment Vessels and equipment are stated at cost, net of accumulated depreciation and accumulated impairment losses, if any. Such cost includes the cost of replacing part of the vessels and equipment and borrowing costs for long-term construction projects if the recognition criteria are met. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. The estimated useful life for new vessels is 25 years. Vessels acquired later in their lives are depreciated accordingly over their remaining useful lives. The estimated useful lives of other vessels and equipment items are 3 years. When each major inspection such as dry docking is performed, its cost is recognised in the carrying amount of vessels and equipment and amortised over the period until the next anticipated dry docking, which is normally 30 months. When dry docking recurs prior to the expiry of this period, the remaining balance of the original deferred dry docking costs is recorded in profit or loss in the period the subsequent dry docking occurs. An item of vessels and equipment and any significant part initially recognised is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss when the asset is derecognised. The assets’ residual values, useful lives and methods of depreciation are reviewed at the end of each reporting period and adjusted prospectively, if appropriate. 4.4 Impairment of non-financial assets The Combined Group assesses at the end of each reporting period whether there is an indication that an asset may be impaired. If any indication exists, the Combined Group estimates the asset’s recoverable amount. An asset’s recoverable amount is the higher of an asset’s or cash-generating unit’s (“CGU”) fair value less costs of disposal and its value in use, and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. Where the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. In determining fair value less costs of disposal, recent market transactions are taken into account. If no such transactions can be identified, an appropriate valuation model is used.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 10 - 4. Material accounting policy information (continued) 4.4 Impairment of non-financial assets (continued) Impairment losses of continuing operations are recognised in the condensed interim combined statement of profit or loss in expense categories consistent with the function of the impaired asset. An assessment is made at the end of each reporting period as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such indication exists, the Combined Group estimates the asset’s or cash- generating unit’s recoverable amount. A previously recognised impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognised. The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such reversal is recognised in profit or loss. 4.5 Financial instruments (a) Financial assets Initial recognition and measurement Financial assets are recognised when, and only when the entity becomes party to the contractual provisions of the instruments. At initial recognition, the Combined Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss. Trade receivables are measured at the amount of consideration to which the Combined Group expects to be entitled in exchange for transferring promised goods or services to a customer, excluding amounts collected on behalf of third party, if the trade receivables do not contain a significant financing component at initial recognition. Subsequent measurement Investments in debt instruments Subsequent measurement of debt instruments depends on the Combined Group’s business model for managing the asset and the contractual cash flow characteristics of the asset. The three measurement categories for classification of debt instruments are amortised cost, fair value through other comprehensive income (“FVOCI”) and fair value through profit or loss (“FVTPL”).

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 11 - 4. Material accounting policy information (continued) 4.5 Financial instruments (continued) (a) Financial assets (continued) Subsequent measurement (continued) (i) Amortised cost Financial assets that are held for the collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortised cost. Financial assets are measured at amortised cost using the effective interest method, less impairment. Gains and losses are recognised in profit or loss when the assets are derecognised or impaired, and through amortisation process. The Combined Group’s financial assets at amortised include mainly trade receivables and other receivables. (ii) Fair value through other comprehensive income (“FVOCI”) Financial assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Financial asset measured at FVOCI are subsequently measured at fair value. Any gains or losses from changes in fair value of the financial assets are recognised in other comprehensive income, except for impairment losses, foreign exchange gains and losses and interest calculated using the effective interest method are recognised in profit or loss. The cumulative gain or loss previously recognised in other comprehensive income is reclassified from equity to profit or loss as a reclassification adjustment when the financial asset is de-recognised. The Combined Group engages in derivative financial instruments, including bunker hedges and interest rate swap, to manage its exposure to fluctuations in fuel prices and interest rates, respectively. These instruments are used in accordance with the Group’s risk management strategy and are not intended for speculative purposes. (iii) Fair value through profit or loss (“FVTPL”) Assets that do not meet the criteria for amortised cost or FVOCI are measured at FVTPL. A gain or loss on a debt instrument that is subsequently measured at FVTPL and is not part of a hedging relationship is recognised in profit or loss in the financial period in which it arises. Investments in equity instruments On initial recognition of an investment in equity instrument that is not held for trading, the Combined Group may irrevocably elect to present subsequent changes in FVOCI. Dividends from such investments are to be recognised in profit or loss when the Combined Group’s right to receive payments is established. For investments in equity instruments which the Combined Group has not elected to present subsequent changes in FVOCI, changes in fair value are recognised in profit or loss.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 12 - 4. Material accounting policy information (continued) 4.5 Financial instruments (continued) (a) Financial assets (continued) Subsequent measurement (continued) Derivatives Derivatives are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured to their fair value at the end of each financial period. Changes in fair value of derivatives are recognised in profit or loss. The fair value of foreign exchange forward contracts are determined by reference to market values for similar instruments. De-recognition A financial asset is derecognised where the contractual right to receive cash flows from the asset has expired. On de-recognition of a financial asset in its entirety, the difference between the carrying amount and the sum of the consideration received and any cumulative gain or loss that had been recognised in other comprehensive income is recognised in profit or loss. (b) Financial liabilities Initial recognition and measurement Financial liabilities are recognised when, and only when, the Combined Group becomes a party to the contractual provisions of the financial instruments. The Combined Group determines the classification of its financial liabilities at initial recognition. All financial liabilities are recognised initially at fair value plus in the case of financial liabilities not at fair value through profit or loss, directly attributable transaction costs. The Combined Group designates its financial liabilities as loans and borrowings, trade and other payables and amount due to shareholder. Subsequent measurement After initial recognition, financial liabilities that are not carried at fair value through profit or loss are subsequently measured at amortised cost using the effective interest method. Gains and losses are recognised in profit or loss when the liabilities are derecognised, and through the amortisation process. De-recognition A financial liability is de-recognised when the obligation under the liability is discharged or cancelled or expires. On de-recognition, the difference between the carrying amounts and the consideration paid is recognised in profit or loss.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 13 - 4. Material accounting policy information (continued) 4.6 Derivative financial instruments and hedge accounting The Combined Group uses derivative financial instruments, such as bunker swaps to hedge its commodity price risks. Such derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative. For the purpose of hedge accounting, hedges are classified as: - Fair value hedges when hedging the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment; - Cash flow hedges when hedging the exposure to variability in cash flows that is either attributable to a particular risk associated with a recognized asset or liability or a highly probable forecast transaction or the foreign currency risk in an unrecognized firm commitment; - Hedges of a net investment in a foreign operation. At the inception of a hedging relationship, the Combined Group formally designates and documents the hedging relationship to which the Combined Group wishes to apply hedge accounting and the risk management objective and strategy for undertaking the hedge. The documentation includes identification of the hedging instrument, the hedged item or transaction, the nature of the risk being hedged and how the entity will assess the effectiveness of changes in the hedging instrument’s fair value in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in fair value or cash flows and are assessed on an ongoing basis to determine that they actually have been highly effective throughout the financial reporting periods for which they were designated. A hedging relationship qualifies for hedge accounting if it meets all of the following effectiveness requirements: - There is “an economic relationship” between the hedged item and the hedging instrument; - The effect of credit risk does not “dominate the value changes” that result from that economic relationship; - The hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the Combined Group actually hedges and the quantity of the hedging instrument that the Combined Group actually uses to hedge that quantity of hedged item.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 14 - 4. Material accounting policy information (continued) 4.6 Derivative financial instruments and hedge accounting (continued) The Combined Group adopts cash flow hedge accounting for its hedges. The effective portion of the gain or loss on the hedging instrument is recognized in other comprehensive income in the cash flow hedge reserve, while any ineffective portion is recognized immediately in the condensed interim combined statement of profit or loss. The cash flow hedge reserve is adjusted to the lower of the cumulative gain or loss on the hedging instrument and the cumulative change in fair value of the hedged item. Amounts recognised as other comprehensive income are transferred to profit or loss when the hedged transaction affects profit or loss. Where the hedged item is the cost of a non- financial asset or non-financial liability, the amounts recognised as other comprehensive income are transferred to the initial carrying amount of the non-financial asset or liability. When a cash flow hedge is discontinued, the cumulative gain or loss previously recognised in other comprehensive income will remain in the cash flow hedge reserve until the future cash flows occur if the hedged future cash flows are still expected to occur or reclassified to profit or loss immediately if the hedged future cash flows are no longer expected to occur. Current versus non-current classification Derivative instruments are classified as current or non-current or separated into a current and non-current portion based on an assessment of the facts and circumstances (i.e., the underlying contracted cash flows). 4.7 Impairment of financial assets The Combined Group recognises an allowance for expected credit losses (“ECLs”) for all debt instruments not held at fair value through profit or loss. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Combined Group expects to receive, discounted at an approximation of the original effective interest rate. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms. ECLs are recognised in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is recognised for credit losses expected over the remaining life of the exposure, irrespective of timing of the default (a lifetime ECL). For trade receivables and contract assets, the Combined Group applies a simplified approach in calculating ECLs. Therefore, the Combined Group does not track changes in credit risk, but instead recognises a loss allowance based on lifetime ECLs at each reporting date. The Combined Group has established a provision matrix that is based on its historical credit loss experience. adjusted for forward-looking factors specific to the debtors and the economic environment.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 15 - 4. Material accounting policy information (continued) 4.7 Impairment of financial assets (continued) The Combined Group considers a financial asset in default when contractual payments are 90 days past due. However, in certain cases, the Combined Group may also consider a financial asset to be in default when internal or external information indicates that the Combined Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Combined Group. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows. 4.8 Inventories Inventories consist of bunkers and are stated at the lower of cost and net realisable value. The cost is determined by the first-in-first-out method and includes expenditure incurred in acquiring the inventories and delivery costs less discounts. 4.9 Cash and cash equivalents Cash and cash equivalents in the condensed interim combined statement of financial position and condensed interim combined statement of cash flows comprise cash at banks. This includes all cash balances with financial institutions that are available on demand. The Combined Group’s policy for classifying an investment as a cash equivalent is based on its liquidity, maturity, and the purpose for which the cash is held. To qualify as a cash equivalent, an investment must be readily convertible to a known amount of cash and be subject to an insignificant risk of changes in value due to market conditions or interest rate fluctuations. The classification is determined at the time of acquisition and reassessed at each reporting date. The Combined Group holds these assets primarily to meet short-term cash commitments rather than for investment or other purposes, ensuring the availability of funds as needed. 4.10 Provisions Provisions are recognised when the Combined Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. 4.11 Borrowing costs Borrowing costs directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use or sale are capitalised as part of the cost of the asset. All other borrowing costs are expensed in the period they occur. Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 16 - 4. Material accounting policy information (continued) 4.12 Leases Combined Group as a lessor Leases in which the Combined Group does not transfer substantially all the risks and rewards incidental to ownership of an asset are classified as operating leases. Freight income arising is accounted for on a straight-line basis over the lease terms and is included in revenue in the condensed interim combined statement of profit or loss due to its operating nature. 4.13 Revenue recognition Revenue is measured based on the consideration to which the Combined Group expects to be entitled in exchange for transferring promised goods or services to a customer, excluding amounts collected on behalf of third parties. Revenue is recognised when the Combined Group satisfies a performance obligation by transferring a promised good or service to the customer. A performance obligation may be satisfied as a point in time or over time. The amount of revenue recognised is the amount allocated to the satisfied performance obligation. Voyage revenue for voyages completed during the period is included in the operating results for that period. Revenue from uncompleted voyages is recognised over the duration of the voyages on a percentage of completion method. Revenue from time charter hire, which are an operating lease in nature is recognised on a straight-line basis over the period of the time charter contracts. The portion of revenue relating to the unexpired time charter period is accounted for as unearned income in condensed interim combined statement of financial position. Contract balances Trade receivables A receivable is recognised if an amount of consideration that is unconditional is due from the customer (i.e., only the passage of time is required before payment of the consideration is due). Contract assets Contract assets (unbilled receivables) are initially recognised for revenue earned for freight voyages because the receipt of consideration is conditional on the successful completion of the voyage. Upon completion of the voyage, the amount recognised as contract asset is reclassified to trade receivables. Contract liabilities Contract liabilities (customer advances) are recognised if a payment is received or a payment is due (whichever is earlier) from a customer before the completion of a freight voyage. Contract liabilities are recognised as revenue based on the percentage of completion of the voyage.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 17 - 4. Material accounting policy information (continued) 4.14 Operating expenses Operating expenses include expenditure that are incurred by the Combined Group in providing voyage or charter services. 4.15 Finance income and finance costs Finance income comprises of interest income. Finance costs comprises of interest expense on borrowings and other finance costs. Interest income or expense is recognised using the effective interest method. The “effective interest rate” is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument to:  the gross carrying amount of the financial assets; or  the amortised cost of the financial liability. In calculating interest income and expense, the effective interest rate is applied to the gross carrying amount of the asset (when the asset is not credit-impaired) or to the amortised cost of the liability. However, for financial assets that have become credit-impaired subsequent to initial recognition, interest income is calculated by applying the effective interest rate to the amortised cost of the financial asset. If the asset is no longer credit-impaired, then the calculation of interest income reverts to the gross basis. Fees paid on the establishment of loan facilities are recognised as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalised as a pre-payment for liquidity services and amortised over the period of the facility to which it relates.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 18 - 4. Material accounting policy information (continued) 4.16 Related parties A related party is defined as follows: (a) A person or a close member of that person’s family is related to the Combined Group if that person: (i) Has control or joint control over the Combined Group; (ii) Has significant influence over the Combined Group; or (iii) Is a member of the key management personnel of the Combined Group or of a parent of the Combined Group. (b) An entity is related to the Combined Group if any of the following conditions applies: (i) The entity and the Combined Group are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others); (ii) One entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member); (iii) Both entities are joint ventures of the same third party; (iv) One entity is a joint venture of a third entity and the other entity is an associate of the third entity; (v) The entity is a post-employment benefit plan for the benefit of employees of either the Company or an entity related to the Combined Group. If the Combined Group is itself such a plan, the sponsoring employers are also related to the Combined Group; (vi) The entity is controlled or jointly controlled by a person identified in (a); (vii) A person identified in (a) (i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 19 - 5. Significant accounting judgments, estimates and assumptions The preparation of the Combined Group’s condensed interim combined financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the end of the reporting period. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods. Judgments In the process of applying the Combined Group’s accounting policies, management has made the following judgment, which has the most significant effect on the amounts recognised in the condensed interim combined financial statements: Combined Group as a lessor The Combined Group has entered into commercial leases to charter hire out vessels for operations. The Combined Group has determined, based on an evaluation of the terms and conditions of the arrangements, such as the lease term not constituting a major part of the economic life of the vessels and the present value of the minimum lease payments not amounting to substantially all of the fair value of the vessels, that it retains substantially all the risks and rewards incidental to ownership of these properties and accounts for the contracts as operating leases. Impairment indicator assessment for non-financial assets The vessels owned by the Combined Group are assessed for internal and external indicators of impairment at period-end in accordance with the accounting policy in Note 4.4. The vessels are tested for impairment whenever events or changes in circumstances indicate that the carrying amounts for these assets may not be recoverable. The carrying amounts of the vessels are disclosed in Note 13 to the condensed interim combined financial statements. . Estimates and assumptions The key assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial period are discussed below. The Combined Group based its assumptions and estimates on parameters available when the condensed interim combined financial statements were prepared. Existing circumstances and assumptions about future developments however, may change due to market changes or circumstances arising beyond the control of the Combined Group. Such changes are reflected in the assumptions when they occur. Fair value of financial instruments When the fair value of financial assets and financial liabilities recorded in the condensed interim combined statement of financial position cannot be derived from active markets, their fair value is determined using valuation techniques including the discounted cash flow model. The inputs to these models are taken from observable markets where possible, but where this is not feasible, a degree of judgment is required in establishing fair values. The judgments include considerations of inputs such as liquidity risk, credit risk and volatility. Changes in assumptions about these factors could affect the reported fair value of financial instruments.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 20 - 6. Revenue 3Q 2024 $ Recognised over time: Voyage charter income 67,913,411 Demurrage income 3,176,800 71,090,211 Information about contract assets and contract liabilities from contracts with customers is disclosed as follows: 30 September 2024 $ Contract assets 439,558 Contract liabilities 2,438,736 Contract assets primarily relate to the Combined Group’s right to consideration for portion of voyage completed but not yet billed at reporting date. Contract assets are transferred to receivables when the rights become unconditional. Contract liabilities primarily relate to the Combined Group’s obligation to satisfy performance obligations to customers for which the Combined Group has received advances from customers for uncompleted voyage. Contract liabilities are recognised as revenue as the Combined Group performs under the contract. Revenue recognised that was included in contract liabilities at the beginning of the period amounted to $1,542,107. 7. Voyage expenses Voyage expenses include the following: 3Q 2024 $ Bunkers 13,231,515 Port expenses 7,633,037

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 21 - 8. Vessel operating expenses Included in vessel operating expenses are: 3Q 2024 $ Crew expenses 13,327,448 Consumables, lubricating oils and spare parts 8,388,981 Vessel insurance costs 1,853,480 Off-hire bunker 473,921 9. General and administrative expenses Included in general and administrative expenses are: 3Q 2024 $ Agency fee expense paid and payable to related company * 2,325,841 Expected credit losses of trade receivables 496,286 Management fee paid and payable to a related company * 1,687,500 * Related company or companies in these condensed interim combined financial statements refer to the companies under common control of the shareholder. 10. Finance costs 3Q 2024 $ Interest expense on borrowings 5,464,192 11. Other income 3Q 2024 $ Exchange gain on foreign currency-denominated borrowings 1,987,160

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 22 - 12. Income tax No federal or state taxes on profit or loss of the entities within the Combined Group have been provided for since the shareholders are individually liable for the taxes on their respective shares of these entities’ profit or loss. The Singapore entities within the Combined Group operate Singapore registered vessels plying in international water. These entities derive income from the qualifying operation of chartering the vessels for use outside the limits of the port of Singapore. No provision for tax has been made for the nine months period ended 30 September 2024 as the income is exempted from tax under Section 13A of the Singapore Income Tax Act. 13. Vessels and equipment Vessels Deferred drydocking expenditure Vessel equipment Total $ $ $ $ Cost 1 January 2024 292,631,565 6,365,775 1,502,482 300,499,822 Additions 327,131 7,751,792 851,011 8,929,934 Write off – (2,701,726) – (2,701,726) Adjustments – (125,003) – (125,003) As at 30 September 2024 292,958,696 11,290,838 2,353,493 306,603,027 Accumulated depreciation 1 January 2024 89,172,351 3,453,419 902,752 93,528,522 Charge for the period 8,144,250 2,702,103 353,905 11,200,258 Write off – (2,701,726) – (2,701,726) Adjustments – (95,836) – (95,836) At 30 September 2024 97,316,601 3,357,960 1,256,657 101,931,218 Net book value At 30 September 2024 195,642,095 7,932,878 1,096,836 204,671,809 As at 30 September 2024, the Combined Group had vessels with carrying amount of $15,759,481 that are subject to mortgages to secure loan facilities (Note 17). As at 30 September 2024, the Combined Group had vessels with carrying amount of $146,772,720 pledged as security for the related obligations under the sales and leaseback arrangement (Note 17).

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 23 - 14. Cash and cash equivalents 30 September 2024 $ Cash at banks 47,498 Cash at banks earn interest at floating rates based on daily bank deposit rates. 15. Trade and other receivables 30 September 2024 $ Trade receivables: Third parties 3,687,999 Allowance for expected credit loss (1,478,639) 2,209,360 Other receivables: Advances to port agents 459,801 Sundry receivables 21,546 Amount due from a related company 1,589,450 2,070,797 Trade and other receivables 4,280,157 Trade receivables Trade receivables are non-interest bearing and are generally on average credit period of 1 to 90 days’ terms. They are recognised at their original invoice amounts which represent their fair values on initial recognition. These amounts are unsecured and repayable on demand. Other receivables Advances to port agents represent advance payments relating to port charges. These payments are trade-related, unsecured, non-interest bearing and are repayable upon demand. These amounts are to be settled in cash. The remaining other receivables from sundry receivables are interest-free and repayable on demand.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 24 - 15. Trade and other receivables (continued) Amount due from a related company The amounts due from a related company comprise of advances made. These amounts are unsecured, non-interest bearing and repayable on demand. The trade and other receivables are denominated in the Singapore Dollar ("SGD”) and United States Dollar (“USD”), of which the SGD balances are immaterial. Expected credit loss The movement in allowance for expected credit losses of other receivables is immaterial, while the movement in allowance for expected credit losses of trade receivables computed based on lifetime ECL are as follows: 30 September 2024 $ At 1 January 1,064,304 Allowance made for the period 496,286 Utilised (118,835) Reclassification 36,884 At 30 September 1,478,639 Trade receivables that are individually determined to be impaired at the end of the reporting period relate to debtors that are in significant financial difficulties and have defaulted on payments. 16. Inventories 30 September 2024 $ Bunkers, at cost 8,472,870 The cost of inventories recognised as an expense in cost of sales were $13,231,515.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 25 - 17. Borrowings Repayment profile 30 September 2024 $ Current interest-bearing loans and borrowings: Secured borrowings: Loan instalments 2024 17,123,564 Non-current interest-bearing loans and borrowings: Secured borrowings: Loan instalments 2025 – 2031 36,548,211 Balloon payments 2025 – 2031 55,414,121 91,962,332 Total interest-bearing loans and borrowing 109,085,896 Borrowings are secured by mortgages over 11 vessels owned by the Combined Group. Loans and borrowings comprise instruments that bear interest at fixed and floating rates. The fixed rate loan bears interest at 3.7%, while the floating rate loans and borrowings bear interest based on either SOFR or TIBOR, plus a margin. The margin on the floating rate loans ranges from 1.9% to 2.1%. The loan agreements generally include covenants that require the maintenance of certain financial ratios. Any non-compliance with these covenants will result in these loans becoming repayable upon service of notice of default of the lenders. There was no breach of covenants for the financial period ended 30 September 2024. The Combined Group entered into sales and leaseback arrangement for multiple vessels. The sales and leaseback arrangements require the Combined Group to purchase the vessels at the end of the lease term. Such obligations are disclosed as balloon payments above. Loans and borrowings previously denominated in currency other than the functional currency of the entities within the Combined Group have been converted to United States dollar as at 30 September 2024.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 26 - 17. Borrowings (continued) A reconciliation of liabilities arising from financing activities is as follows: Non-cash changes# 1 January 2024 Repayments Amortisation of prepaid expense Other 30 September 2024 $ $ $ $ $ Borrowings - current 21,539,667 (14,386,714) 38,438 9,932,173 17,123,564 - non-current 103,881,665 – – (11,919,333)# 91,962,332 Total 125,421,332 (14,386,714) 38,438 (1,987,160)* 109,085,896 # This pertains to reclassification of outstanding amounts from non-current to current and foreign exchange differences. * This represents foreign exchange differences. 18. Trade and other payables 30 September 2024 $ Trade payables 2,816,371 Other payables 48,926 Interest payables 2,954 Amounts due to shareholder 99,459,030 Trade and other payables 102,327,281 Trade payables Trade payables are non-interest bearing and generally due within 30 days. Other payables Other payables are non-interest bearing and generally due within 30 days. Interest payables Interest payables arise from borrowings held by the Combined Group and are generally due within 30 days. Amount due to shareholder The amounts due to shareholder are unsecured, non-interest bearing and repayable on demand. The balance includes a dividend of $84,600,000 declared and payable to shareholder. The trade and other payables are denominated in the Singapore Dollar ("SGD”) and United States Dollar (“USD”), of which the SGD balances are immaterial.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 27 - 19. Other financial liabilities 30 September 2024 $ Current Derivative financial liabilities at fair value through other comprehensive income – bunker swap contracts 181,528 The Combined Group uses bunker swaps to manage some of its transaction exposures and have designated these derivatives as hedging instruments. The fair value of these contracts is determined by reference to valuation statements provided by the brokers. The Combined Group uses interest rate swap contracts to manage some of its borrowings’ floating interest rate exposures and designate these derivatives as hedging instruments. The exposure of the hedging instruments is immaterial to the Combined Group. 20. Hedging reserves Hedging reserves represent the cumulative fair value changes of the derivative financial instruments designated as cash flow hedges. 21. Related party disclosures In addition to the related party information disclosed elsewhere in the condensed interim combined financial statements, there are no significant transactions between the Combined Group and its related parties during the period. 22. Commitments and contingencies Commitments for capital expenditures As at 30 September 2024, capital expenditure contracted for but not recognised in the condensed interim combined financial statements relating to purchase of vessel. The commitments to purchase vessels at the end of the lease term from sales and leaseback arrangements are disclosed in Note 17. Contingent liabilities As at 30 September 2024, there are no probable claims against the Combined Group that may cause material impact to the Combined Group.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 28 - 23. Financial risk management objectives and policies The Combined Group’s principal financial liabilities comprise trade and other payables and loans and borrowings. The main purpose of these financial liabilities is to finance the Combined Group’s operations. The Combined Group has trade and other receivables, and cash and cash equivalents that are derived directly from its operations. The Combined Group also holds financial assets at fair value through other comprehensive income, financial assets at amortised cost, and enters into derivative transactions. The Combined Group is exposed to market risk, interest rate risk, commodity price risk, credit risk and liquidity risk. The management reviews and agrees policies for managing each of these risks which are summarised below. Market risk Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises of interest rate risk, foreign currency risk and other price risk, such as commodity risk. Financial instruments affected by market risk include cash and cash equivalents, interest-bearing loans and borrowings, financial assets at fair value through other comprehensive income, financial assets at amortised cost, and derivative financial instruments. Interest rate risk Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Combined Group’s exposure to the risk of changes in market interest rates relates primarily to the Group’s long term with floating interest rates. With all other variables held constant, the Combined Group’s profit before tax is estimated to increase/decrease by $272,715 should interest rate decrease/increase by 25 basis points. Commodity price risk The Combined Group is affected by the price volatility of certain commodities. Its operating activities require the ongoing purchase and continuous supply of bunkers. The Combined Group is exposed to changes in the price of bunker on its forecast bunker purchases. With all other variables held constant, the Combined Group’s profit before tax is estimated to increase/decrease by $423,644 should bunker price decrease/increase by 5%.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 29 - 23. Financial risk management objectives and policies (continued) Credit risk Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Combined Group is exposed to credit risk from its operating activities (primarily from trade and other receivables) and from its investing activities, including deposits with banks and financial institutions, and other financial instruments. Trade and other receivables It is the Combined Group’s policy to provide credit terms to creditworthy customers and counterparties. These debts are continually monitored and therefore, the Combined Group does not expect to incur material credit losses. An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on days past due by aging brackets. The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Based on historical information, the receivable amount which the Combined Group expect to incur credit losses have been provided for as disclosed in Note 15. As at 30 September 2024, the ageing analysis of trade receivables and contract assets is as follows: Past due but not impaired Total Neither past due nor impaired < 30 days 30 - 60 days 61 - 90 days > 90 Days $ $ $ $ $ $ 30 September 2024 2,648,918 1,962,271 176,795 508,794 1,058 – Financial instruments and cash deposits Credit risk from balances with banks and financial institutions is managed by the Combined Group’s treasury function in accordance with the Combined Group’s policy. Investments of surplus funds are made only with approved counterparties for risk management purposes and therefore mitigate financial loss through potential counterparty failure. The Combined Group’s maximum exposure to credit risk for the components of the condensed interim combined statement of financial position at 30 September 2024 are the carrying amounts as disclosed in Notes 14 and 15.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 30 - 23. Financial risk management objectives and policies (continued) Liquidity risk Liquidity risk arises from the general funding of the Combined Group’s operational activities. It includes the risk of not being able to fund operational activities at settlement dates and liquidate positions in a timely manner at a reasonable price. The Combined Group monitors and maintains a level of cash and cash equivalents deemed adequate by the management to finance the Combined Group’s operations and to mitigate the effects of fluctuations in cash flows. The table below summarises the maturity profile of the Combined Group’s financial liabilities based on contractual undiscounted payments. On demand Less than 1 year More than 1 year Total $ $ $ $ At 30 September 2024 Trade payables (Note 18) – 2,816,371 – 2,816,371 Other payables (Note 18) – 48,926 – 48,926 Interest payables (Note 18) – 2,954 – 2,954 Amount due to shareholder (Note 18) 99,459,030 – – 99,459,030 Borrowings (Note 17) – 22,984,564 108,473,499 131,458,063 99,459,030 25,852,815 108,473,499 233,785,344 Capital management Capital comprises shareholders’ equity. The primary objective of the Combined Group’s capital management is to ensure that it maintains a healthy capital ratio to support its business and maximise shareholder value. The Combined Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Combined Group may adjust the dividend payment to shareholders, return capital to shareholders, issue new shares or reissue treasury shares. No changes were made in the objectives, policies or processes during the period ended 30 September 2024. The Combined Group monitors its capital needs based on both short-term and long-term business requirements and plans.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 31 - 24. Classification of financial assets and liabilities As at the end of the reporting period, the following are the different classes of financial assets and liabilities: 30 September 2024 $ Assets At amortised cost Cash and cash equivalents 47,498 Trade receivables 2,209,360 Amount due from a related company 1,589,450 Advances to port agents 459,801 Sundry receivables 21,546 4,327,655 Liabilities At amortised cost Trade payables 2,816,371 Other payables 48,926 Interest payables 2,954 Amount due to shareholder 99,459,030 Borrowings 109,085,896 211,413,177 At fair value through other comprehensive income Bunker swap contracts 181,528

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 32 - 25. Fair value of assets and liabilities (a) Fair value hierarchy The Combined Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation techniques: Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Combined Group can access at the measurement date; Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and Level 3: unobservable inputs for the asset or liability. (b) Liabitities measured at fair value At 30 September 2024, the Combined Group held the following financial instruments measured at fair value. At 30 September 2024 Level 1 Level 2 Level 3 $ $ $ $ Group Liabilities: Financial liabilities at fair value through other comprehensive income: - bunker swap contracts 181,528 – 181,528 – During the period ended 30 September 2024, there were no transfers between Level 1 and Level 2 fair value measurements, and no transfers into and out of Level 3 fair value measurements. (c) Level 2 fair value measurements The fair value of financial assets and financial liabilities are included at the amount at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The following methods and assumptions were used to estimate the fair values: Bunker rate swap contracts The fair value of bunker rate swap contracts is determined by reference to valuation statements provided by third party brokers. The appropriateness of the valuation methodologies and assumptions adopted are reviewed along with the appropriateness and reliability of the inputs used in the valuations by management.

Renaissance Holdings LLC Combined Group Notes to the Condensed Interim Combined Financial Statements For the nine months ended 30 September 2024 - 33 - 25. Fair value of assets and liabilities (continued) (d) Fair value of financial instruments that are not carried at fair value and whose carrying amounts reasonable approximation of fair value Cash and cash equivalents (Note 15), trade and other receivables (Note 16), trade and other payables (Note 19) and borrowings (Note 18). Management has determined that the carrying amount of these financial assets and liabilities are reasonably approximates their fair value because they are short-term in nature. 26. Event occurring during the reporting period On 13 November 2024, the ownership of the vessels listed below was transferred:  Strategic Alliance – transferred from SBC Alliance Pte. Ltd. to RHI Alliance Pte. Ltd.  Strategic Fortitude – transferred from SBC Fortitude Pte. Ltd. to RHI Fortitude Pte. Ltd.  Strategic Synergy – transferred from SBC Synergy Pte. Ltd. to RHI Synergy Pte. Ltd.  Strategic Tenacity – transferred from SBC Tenacity Pte. Ltd. to RHI Tenacity Pte. Ltd.  Strategic Unity – transferred from SBC Unity Pte. Ltd. to RHI Unity Pte. Ltd. On 15 November 2024, the shareholder, Strategic Shipping Inc., agreed to forgive the repayment of the amount due by the entities within the Combined Group to the shareholder by converting it into equity without being subject to future recall.